SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 22, 1998



                              HOME FEDERAL BANCORP
             (Exact name of registrant as specified in its charter)



               United States                                35-1807839
       (State or other jurisdiction)                     (I.R.S. Employer
     of incorporation or organization)                  Identification No.)



     222 West Second Street, Seymour, Indiana                  47274
     (Address of Principal Executive Offices)               (Zip Code)



        Registrants telephone number including area code: (812) 522-1592
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                       INFORMATION INCLUDED IN THE REPORT

Item 5.  Other Events.

         On September 22, 1998, Home Federal Bancorp of Seymour, Indiana issued a press release concerning the approval by the Board of Directors to pursue a stock buy back of up to 5% of its stock traded on NASDAQ under the symbol HOMF.

         Pursuant to General Instruction F to Form 8-K, the press release is incorporated herein by reference and is attached as Exhibit-99.

         Exhibits

         Exhibit 99 - Press Release Dated September 22, 1998


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          HOME FEDERAL BANCORP


Date:  September 22, 1998                 By: /s/John K. Keach. Jr.
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                                          John K. Keach, Jr.
                                          President and Chief Executive Officer